EXHIBIT 10.1

AutoZone Parts, Inc. 123 S. Front Street Memphis, TN 38103 Telephone (901) 495-6500 Fax (901) 495-8300	(US) VENDOR AGREEMENT Vendor No. 07245 Category Manager:	AutoZone Parts, Inc.
[*]
AUTOZONE RESERVES THE RIGHT TO REMIT TO THE PARTY TO WHOM THE PURCHASE ORDER IS ISSUED.
Payment Information:
Address to mail payment:

Vendor Name Factor (If Applicable)	MotorCar Parts of America, Inc.
POS	No
Address	2929 California Street
City	Torrance
State, Zip	CA, 90503
Country/Region	USA
Credit Dept Phone	(310) 212-7910
Toll Free Number	(800) 890-9988
Fax Number	(310) 212-0729
Vendor also doing business as: (Attach a list to this Agreement if space provided is insufficient)
Note: All payments of monies must be made payable to and mailed to:
AutoZone Parts, Inc.
Accounting Dept. 9010
P.O. Box 2198
Memphis, TN 38101
Purchase Order Information:
Address to send purchase orders:
☒ Check if same as payment address

Vendor Name	MotorCar Parts of America, Inc.
Address	2929 California Street
City	Torrance
State, Zip	CA, 90503
Country/Region	USA
Attention	Accounts Receivable
Street address for use by delivery services other than the U.S. mail, if not already shown in the P.O. Order address above.

2929 California Street

Torrance, CA 90503

Country/Region	USA
Dept:
Expedite Orders	(310) 212-7910
Phone:
Toll Free Number: Fax Number:	(800) 890-9988 (310) 212-6315
Orders will be Via:	EDI FAX

Vendor Financial Information
Vendor agrees to furnish, when returning this completed agreement, a complete set of current financial statements. Publicly held companies should include the Annual Report to Shareholders and 10K Report. If financial statements are not available, a Dun & Bradstreet should be furnished. Further, Vendor agrees to respond to operational/financial questionnaires from time to time as requested by AutoZone.
Product Liability Insurance

Copy of Certificate of Insurance must be attached to this Vendor Agreement. Certificate of Insurance must Include:

1. Comprehensive General Liability coverage Including Product Liability/Completed Operations Hazard with minimum limits of $5,000.000 per occurrence.

2. Broad form vendor’s endorsement naming AutoZone Parts, Inc. and its subsidiaries and affiliates, as an additional Insured.

3. Mandatory 30-day notice of cancellation to...

AutoZone Parts, Inc.

Travelers Indemnity of Illinois	Risk Management Department

(Insuring Company)	P.O. Box 2198, Dept 8030
Memphis, TN 38101

Address For Product Liability Claims MotorCar Parts of America, Inc. 2929 California Street Torrance, California 90503 USA Attn: Edie Patton Phone: (800) 890-9988

[*] =	CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
MotorCar Parts of America, Inc.

FMRev. 9/03	Date: 03/31/2009

AutoZone Parts, Inc.
Advertising/Promotions/Allowances
None Performance Expenditure Other

Qualified Promotions:	Indicate how Funds are Earned:

Invoice Prices [*] Net of the following allowances or credits. [*] Before the following allowances or credits.
are:
Billbacks are Calculated on: [*] Based on Gross Purchases. [*] Based on Net Purchases.

How Paid
Explain calculation
sequence of allowances
using 1 for the first, 2 for
Allowance	%	Dollar	Special Instructions	the second, in each box.	When Paid
Freight Allowance	[*]	[*]		Off Invoice	[*]
Freight Allowance	[*]	[*]	Vendor Direct Product specific inbound freight costs incurred each AutoZone fiscal year.	Credit Memo	[*]
Promotional Allowance	[*]	[*]	Major/Minor 02/14 only. Specifically for costs incurred to promote AutoZone’s Commercial/DIY business.	Credit Memo	[*]
VendorNet Fees	[*]	[*]		Credit Memo	[*]
Volume Discount	[*]	[*]	[*] Cost Reduction Effective until [*].	Credit Memo	[*]
Volume Discount	[*]	[*]	[*] Cost Reduction Effective [*].	Credit Memo	[*]
Promotional	[*]	[*]	SKU #352086, 352087,	Credit Memo	[*]
Allowance			352089, 352090 and 310933. Specifically for costs incurred to promote AutoZone’s Commercial/DIY business.
Advertising Allowance	[*]	[*]	Product specific radio promotions aired during each AutoZone fiscal year	Credit Memo	[*]
Display/Endcap Allowance	[*]	[*]	Labor hours/fixture cost for product specific placement on POG/FOG/off-shelf roll-out during each AutoZone fiscal year	Credit Memo	[*]
New Store Allowance	[*]	[*]		Credit Memo	[*]
Order of Allowances
If you require the allowance calculations to be in a particular sequence, indicate the sequence below (1 for 1st, 2 for 2nd, etc.).

Sequence	Name of Allowance	Sequence	Name of Allowance
	None		None
	None		None
	None		None
	None		None
Use of VendorNet is subject to the terms and conditions contained on the VendorNet Systems. Vendor agrees to pay AutoZone the fee(s) for access to AutoZone’s VendorNet System, as set forth above. If no fees are paid by Vendor for VendorNet System access, then Vendor will not be provided access to AutoZone’s VendorNet System.
BILLBACK ALLOWANCES ARE CALCULATED ON A CALENDAR YEAR BASIS AND PAYMENT IS DUE 30 DAYS AFTER PERFORMANCE OR VENDOR RECEIPT OF AUTOZONE BILLBACK.

IF BILLBACKS ARE NOT PAID AFTER 90 DAYS FROM DATE REQUESTED, AN ADDITIONAL LATE PAYMENT CHARGE OF 1.5 PERCENT PER MONTH WILL BE ADDED.

Comments: Effective May 1, 2009 there will be a [*]. All purchase orders and return authorizations issued on or after May 1, 2009 will reflect [*]. This [*] reflects AutoZone’s participation [*].

[*]	=	CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
MotorCar Parts of America, Inc.

FMRev. 9/03	Date: 03/31/2009

AutoZone Parts, Inc.
During the term of this Agreement, Vendor, at Its expense and through its authorized employees or its Independent certified public accountants, shall have the right upon reasonable notice of no less than ten (10) business days, during normal business days and hours to examine AutoZone’s records pertaining to AutoZone’s promotional allowance based activities to the extent the same are funded by these allowances paid under this Agreement. All such Information disclosed during any such audit is the Confidential Information of AutoZone and shall be protected and governed by the terms and conditions of the Confidentiality Agreement between AutoZone and Vendor.
Fuel Surcharge
Fuel Surcharge based on the weekly index published by Department of Energy applies to all Logistics/Collect Vendors. Fuel surcharges will be imposed when the national average diesel fuel price from the Department of Energy (“DOE”) National Diesel Fuel Price Index is greater than or equal to [*] per gallon. AutoZone’s fuel surcharge is [*] per mile for each [*] increase in the national diesel fuel index. This rate is intended to be representative of the [*].
Calculation of Fuel Surcharges on AutoZone Collect Orders;
1.	The fuel surcharge per mile will be calculated weekly and applied to loads shipped during that week.

2.	The amount of the fuel surcharge per mile will be determined in accordance with the [*]

3.	A base fuel price of [*] per gallon will be used.

4.	Rand McNally’s [MileMaker] Software, Version 18 Short, will be used to determine mileage.

5.	Applicable fuel surcharges during each of AutoZone’s fiscal periods (usually 4 weeks) will be calculated at the end of the period and deducted from invoices payable.

6.	For truckloads and intermodal (rail) shipments direct from vendor location to DC, fuel surcharge will be assessed on all miles form the vendor location to DC.

7.	For Less-Than-Truckload (LTL) crossdock shipments and LTL crossdock intermodal shipments, fuel surcharge will be assessed on
a.	All miles from vendor location to the facing DC, and

b.	For the crossdock movement from facing DC to final DC based on the percentage of vendor’s product weight and assumption that a crossdock shipment is at a maximum of 30,000 lbs.

[*] =	CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
MotorCar Parts of America, Inc.

FMRev. 9/03	Date: 03/31/2009

AutoZone Parts, Inc.
Shipping Instructions
If Collect, Vendor agrees to use routing which is approved by AutoZone’s Logistics Department. The Vendor is liable for the excess transportation cost if the designated routing is not followed. If a Vendor should question the routing selected, the Vendor must call AutoZone’s Logistics Department before releasing the committed shipment. Call (901)495-6839.
     Indicate all of your shipping points, committed load time, and backhaul rates to each of those destinations.

			Committed	Backhaul
AutoZone Distribution Centers		Vendor shipping point	Lead Time	Rate
Ontario	1800 S. Wineville Ave.; Ontario, CA. 91761-3666	Torrance, CA/San Diego, CA	[*]	[*]
Lavonia	11533 Georga Hwy. #17; Lavonia. GA. 30553	Torrance, CA/San Diego, CA	[*]	[*]
Lexington	77 Rush St.; Lexington, TN 38351	Torrance, CA/San, Diego, CA	[*]	[*]
Danville	800 N. Lynch Rd.; Danville, IL 61834	Torrance, CA/San Diego, CA	[*]	[*]
Whse 20 —Hazleton	402 Stony Creek Road; Hazleton, PA 18202	Torrance, CA/San Diego, CA	[*]	[*]
Dallas	2350 Airport Rd.; Terrell, TX 75160	Torrance, CA/San Diego, CA	[*]	[*]
Phoenix	7502 W. Washington; Tolleson, AZ 85353-3123	Torrance, CA/San Diego, CA	[*]	[*]
Zanesville	2110 Sonora Rd.; Zanesville. OH 43701	Torrance, CA/San Diego, CA	[*]	[*]
VDP	N/A	Torrance, CA/San Diego, CA	[*]	[*]
Shipping Terms
Logistics Vendor guarantees to ship at a minimum fill rate of [*] will be billed back on the order.
Non Logistics Vendor guarantees to ship at a minimum fill rate of [*] within committed lead time or [*] will be billed back on the order. Vendor agrees to have product delivered to the designated AutoZone location within one hour window of scheduled delivery time. Rescheduling or wait time in excess of one hour will result in penalty of [*] per load, per occurrence.
All Merchandise to be Shipped F.O.B. Destination
O Prepaid (Indicate any requirements to the right)
● Collect
Prepayment Requirements

Pounds	Dollars	Truck
Units	Cases	Cube
Pallets
All collect quotes are subject to renegotiation, as deemed necessary by increases in transportation related costs. AutoZone will not accept back orders on regular stock orders. Regular stock orders shall be handled on a ship or cancel basis.

Drop Shipment Terms:

Other:

Permanent Return Authorization #	To be used to return merchandise shipped in error freight collect.
Payment Terms
ALL DATING SHALL BEGIN AT THE DATE OF RECEIPT OF THE GOODS AT AUTOZONE’S DOCK. ON ALL PROX (PROXIMO) DATINGS, GOODS RECEIVED AFTER THE 24TH OF ANY MONTH SHALL BE PAYABLE AS IF RECEIVED IN THE FOLLOWING MONTH. INVOICES SHOULD BE MAILED ON THE SAME DAY GOODS ARE SHIPPED AND SHALL DATE FROM AUTOZONE’S RECEIPT OF THE GOODS. INVOICES CONSIDERED PAID AS OF DATE MAILED, AUTOZONE ADHERES TO A BEST OF TERMS PAYMENT POLICY.
1. [*]
2. [*] Number of days until “NET” payment is due
3. [*] Net days
4. Split Payment and Other Terms:
5. [*]
AutoZone Purchase Order terms are as follows: [*]

[*] = CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
MotorCar Parts of America, Inc.

FMRev. 9/03	Date: 03/31/2009

AutoZone Parts, Inc.
VDP Terms and Conditions
Vendor acknowledges receipt of AutoZone’s VDP Program Vendor Guidelines (VDP Guidelines) and agrees to the terms set forth therein. AutoZone reserves the right to modify the VDP Guidelines at any time without notice to the Vendor. The VDP Guidelines are incorporated herein by reference.
For purposes of this VDP section:
•	“EDI” shall mean electronic data interchange as defined in the Electronic Data Interchange Trading Partner Agreement (“EDI Agreement”) between the parties.

•	“PO” shall mean a purchase order as transmitted to Vendor by AutoZone via EDI.

•	“ASN” shall mean advance shipping notice transmitted to AutoZone by Vendor via EDI.

•	“Carrier” shall mean FedEx Corporation, Airborne Express, UPS or other such express carrier as agreed between the parties in writing.
Vendor shall transmit a dedicated minimum inventory agreed between Vendor and AutoZone or transmit all open inventory information:
By 9:00 p.m., Central Time, to AutoZone via EDI at one of the times as stated below:
•	Daily for all available parts;

•	The transmission shall be in accordance with the VDP EDI map #846 as outlined in the VDP Guidelines.
Vendor further agrees to transmit inventory information or any required ASNs in accordance with program guidelines and such information will be in a timely and accurate fashion.
AutoZone will transmit and make available via EDI any purchase orders (“POs”) to Vendor between the hours of 7 a.m. and 10 p.m., Central Time. Vendor shall receive POs up to the time agreed by AutoZone and the Vendor (“Vendor Cut-Off Time”). Vendor shall ship all items ordered on POs received prior to the Vendor Cut-Off Time via the Carrier the same day of receipt unless otherwise agreed to in writing by the parties. All such shipments shall be sent to the AutoZone store stated in the P.O. Prior to 9:00 p.m., Central Time, Vendor shall transmit an ASN to AutoZone confirming shipment of the goods ordered.
Vendor shall pay all costs/expenses incurred by AutoZone or any carrier to correct any shipping errors caused by Vendor. Shipping errors shall include, but not be limited to, shipping the wrong product, shipping a product to the wrong address, or failure to follow shipment instructions of AutoZone or any carrier. Additionally, a $25 administrative fee will be imposed on Vendor for each error that causes AutoZone or any carrier to incur incremental cost.
Upon request by AutoZone, Vendor shall enter into an agreement with an overnight air carrier of AutoZone’s choice (“Carrier Agreement”), which shall remain in effect until termination VDP relationship.

[*] = CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
MotorCar Parts of America, Inc.

FMRev. 9/03	Date: 03/31/2009

AutoZone Parts, Inc.
Regular Returns/Recalls/Cores
Return Privileges      RGA Required
Annual Stock Adjustment [*] of Prior fiscal year’s net purchases.
** Returns will be credited at “Current” Invoice price.

Regular Returns and Recalls		To Obtain Return Goods Authorization
RGA Required	Phone:	(800) 890-9988
Ship back freight prepaid	Address:	2929 California Street
	City, State Zip	Torrance, California 90503- USA
	Attn:	Lourdes Reinoso
	Fax:	(310) 347-4397

NOTE: Vendor pickup and Collect freight are F.O.B. AutoZone Dock.
Cores are “banked” In excess of 0.00% of purchases.
If core banking is handled differently than above, explain:
Core packaging instructions:

Other core limitations or instructions.

Address to Ship Returns:	Vendor requirements for routing or classification:
MotorCar Parts of America, Inc.
2306 Avenue Costa Este
San Diego, California 92154
USA
Attn: Pedro Hernandez
Phone: 619-489-2300
UPC Information
Vendor must be a member of the UPC Council and a list and sample of current UPC codes must be sent to the Product Manager’s attention prior to purchase of any products from the vendor.
AutoZone requires both format and manufacturer’s number to match item UPC numbers. Indicate your UPC Manufacturer’s number(s) below.

029175

Alternators & Starters

Product Line	Product Line	Product Line	Product Line	Product Line
1. Vendor shall comply with all UCC Standards concerning UPC Symbols and Shipping Container Bar Coding (ITF).
2. UPC Symbol Quality: Vendor agrees that AutoZone will be damaged if Vendor [*]
3. All full pallets, containing the same SKU, shall have a shipping label with Shipping Container Bar Codes (ITF).

UPC and other Package Changes: Vendor agrees to notify AutoZone [*] any package changes, additions or changes in bar codes or associated container quantities. Vendor agrees that AutoZone will be damaged if Vendor fails to notify AutoZone in a timely manner of such changes. Since such damages would be difficult to calculate, Vendor shall pay to AutoZone, as liquidated damages not as a penalty, [*] where Vendor failed to notify AutoZone in a timely manner.
VENDOR AGREES TO FURNISH THE FOLLOWING DATA TO AUTOZONE FOR EACH PRODUCT SUPPLIED TO AUTOZONE :
•	Up-to-date AAIA compliant catalog data, databases, graphics, images and product attributes, features and benefits

•	copies of paper catalogs in pdf format

•	cross-reference data

•	product specifications where applicable, and

•	product bulletins and technical service bulletins
Updates will be provided to AutoZone by Vendor as they become available, to be no less than once per year. Vendor agrees that updates will be provided at least [*] prior to each product’s selling season as determined by AutoZone. Vendor will work with AutoZone to ensure the electronic catalog is consistantly up-to-date.
Vendor shall be solely responsible for notifying AutoZone in writing of those jurisdictions, including each and every United States state and territory, Canadian province and Mexico state and each and every subdivision thereof (hereinafter “jurisdictions”), where Vendor’s product(s) supplied to AutoZone are prohibited or restricted from sale. On an ongoing basis, Vendor further agrees to be solely responsible for providing AutoZone with all applicable regulatory requirements as to each product supplied by Vendor to AutoZone for all jurisdictions. Vendor will promptly update this Information as applicable.
Obsolescence
Parts which are scheduled to be dropped by the Vendor will be indicated in the Vendor catalog or price sheet [*] month(s) in advance.
Autozone can return these parts [*] as approved on Return Goods Authorizations.

[*] =	CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
MotorCar Parts of America, Inc.
FMRev. 9/03
Date: 03/31/2009

AutoZone Parts, Inc.
EAS Compliance
AutoZone utilizes various product protection devices and fixtures (hereinafter “PPDs”) including, but not limited to, Electronic Article Survelliance, on a chainwide basis as a shoplifting deterrent. Vendor agrees that, upon request from AutoZone, Vendor will, at [*] cost and in accordance with AutoZone standards, purchase and affix PPDs, as determined necessary by AutoZone to any and/or all of its products delivered to AutoZone. AutoZone may at any time with [*] notice, which notice may be given by fax, electronic mail or writing, as AutoZone may deem necessary, add or remove products supplied from Vendor from its list of products requiring PPDs. In the event Vendor fails to affix PPDs to product as required by AutoZone after such notice period, (i) Vendor shall pay to AutoZone, as liquidated damages and not as a penalty, [*] and (ii) Vendor will (a) provide the proper PPDs and (b) reimburse AutoZone for [*].
Warranties and Representations to AutoZone
By acceptance of an order under this Agreement, Vendor warrants and represents that (a) as applicable, products meet or exceed Original Equipment Specifications: (b) the goods will comply with all specifications contained in the order and will be of comparable quality as all samples delivered to AutoZone: (c) the goods are not adulterated, misbranded, falsely labeled or advertised, or falsely invoiced within the meaning of any local, state or federal laws and amendments thereof now in force: (d) the goods have been labeled, advertised and invoiced in accordance with the requirements of any and all governmental laws and the respective rules and regulations thereunder: (e) the goods are properly labeled as to content as required by applicable Federal Trade Commission Trade Practice Rules, the Fair Labor Standards Act, and similar laws, rules and regulations: (f) the goods ordered shall be delivered in good and undamaged condition and shall, when delivered, be merchantable and fit and safe for the purposes for which the same are intended to be used, including without limitation, consumer use: (g) the goods do not infringe upon or violate any patent, copyright, trademark, trade name or, without limitation, any other rights belonging to others: (h) all weights, measures, sizes, legends or descriptions printed, stamped, attached or otherwise indicated with regard to the goods are true and correct, and conform and comply with all laws, rules, regulations, ordinances, codes and/or standards relating to said goods of federal, state and local governments: (i) the goods are not in violation of any other laws, ordinances, statutes, rules or regulations of the United Sates or any state or local government or any subdivision or agency thereof; and (j) by shipping and invoicing goods sold to AutoZone, Vendor warrants and represents that all goods purchased hereunder were produced in compliance with all applicable requirements of sections 6, 7, and 12 of the Fair Labor Standards Act, as amended, and of regulations and orders of the U.S. Department of Labor issued under section 14 thereof. In addition to the other warranties and representations contained in this paragraph, the warranties of the Uniform Commercial Code are specifically incorporated herein. Nothing contained in this Agreement shall be deemed a waiver of warranties implied by law as may be applied to AutoZone. Labeling of shipments of products to be distributed in Mexico must comply with AutoZone’s Mexico Vendor Compliance (Guidelines), as the same may be amended from time to time. Vendor agrees to pay the assessments, liquidated damages and other amounts set forth in the Guidelines. A copy of the current Guidelines is available to Vendor through VendorNet or upon request to its AutoZone Category Manager.
Warranty to Customer
Categories Under Limited Warranty:       [*]
Limited Warranty means that the Vendor will [*].
Categories Under Lifetime Warranty:       [*]
Lifetime Warranty means that the Vendor will [*].
Allowances And Credits

Allowance in lieu of defective merchandise credits. (See page 3 for how and when paid.) Allowance/Defective Merchandise Credits:	Defective merchandise returns will be credited at [*].

Defective merchandise will be shipped “Prepaid” with return freight billed back to the Vendor. Returns are F.O.B. AutoZone.
Vendor will allow Automatic Return Authorization for Defectives:	No
Permanent RA#

If automatic return is not possible, AutoZone must be able to secure return authorization over the telephone. An “800” number should be provided in the space to the right or the Vendor must accept AutoZone’s collect call.
(800) 890-9988

How Handled:
Defectives will be returned to the Distribution Center and returned to the vendor or destroyed per RGA instructions

[*]	=	CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
MotorCar Parts of America, Inc.
FMRev. 9/03
Date: 03/31/2009

AutoZone Parts, Inc.
Terms And Conditions
1. Agreement: This Agreement sets forth the entire agreement between Vendor and Autozone with respect to the sale and purchase of goods and supersedes all prior agreements, oral or written. Acceptance of a purchase order may be made only by shipment of the goods In accordance with that order and ACCEPTANCE IS EXPRESSLY LIMITED TO ALL OF THE TERMS AND CONDITIONS OF THE ORDER, INCLUDING ALL ATTACHMENTS AND SUPPLEMENTAL INSTRUCTIONS DELIVERED THEREWITH, AND TO CURRENT SHIPPING, BILLING AND ROUTING INSTRUCTIONS OF AUTOZONE. SHIPMENTS MADE CONTRARY TO AUTOZONE’S ROUTING INSTRUCTIONS WILL BE CONSIDERED F.O.B. DESTINATION. Vendor’s Invoice, confirmation memorandum or other writing may not vary the terms of the Agreement. Vendor’s failure to comply with each and every term or order shall constitute an event of default and shall be grounds for the exercise by AutoZone of any of the remedies provided for in this Agreement.
2. Remedies on Breach or Default: Failure to comply with each and every term of this Agreement and each guarantee or warranty herein shall be grounds for the exercise by Autozone of any one or more of the following remedies: a) cancellation of all or any part of an order without notice, including without limitations the balance of any order received on installment; and b) rejection of all or any part of any shipment by AutoZone, which may return the goods or hold them at Vendor’s risk and expense. AutoZone’s right to reject and return or hold goods at Vendor’s expense and risk shall extend to goods which are returned by AutoZone’s customers for any reason entitling AutoZone to reject. AutoZone may, at its option, require Vendor to grant a full refund or credit to AutoZone of the price actually paid by AutoZone for such item in lieu of replacement with respect to any item which AutoZone is entitled to reject hereunder. Autozone shall be under no duty to inspect the goods before resale thereof and notice of rejection shall be deemed given within a reasonable time if given within a reasonable time after notice of defects or deficiencies has been given to AutoZone by its customers. In respect of any goods rightfully rejected by AutoZone, there shall be charged to Vendor all expenses incurred by AutoZone in (i) unpacking, examining, repacking and storing such goods (it being agreed that in the absence of proof of a higher expense that AutoZone shall claim an allowance for each rejection at the rate of 10% of the price for each rejection made by AutoZone) and (ii) landing and reshipping such goods. When AutoZone has exercised any of the above remedies, Vendor shall not have the right to make a conforming delivery within the contract time. In addition to AutoZone’s remedies provided above, the buyer’s remedies of the Uniform Commercial Code are specifically incorporated in this Agreement.
3. DELIVERY TIME: THE TIME SPECIFIED ON ORDERS FOR RECEIPT OF GOODS IS OF THE ESSENCE OF THIS AGREEMENT AND IF SHIPMENT IS NOT EFFECTED WITHIN THE TIME SPECIFIED. AUTOZONE RESERVES THE RIGHT, AT ITS OPTION AND WITHOUT LIMITATIONS, TO CANCEL THE ORDER OR REJECT ANY GOODS DELIVERED AFTER THE TIME SPECIFIED and to hold vendor liable for damages sustained by AutoZone as a result of Vendor’s failure. Notwithstanding AutoZone’s right to cancel and/or reject goods. Vendor agrees to inform AutoZone immediately of any failure to ship any part of an order or the exact goods called for on an order on the shipment date specified. Acceptance of any goods shipped after the specified shipment date shall not be construed as a waiver of any of AutoZone’s rights resulting from the late shipment.
4. Cancellation: AutoZone may cancel all or any part of an order at any time prior to shipment. In addition, in the event any place of business or other premises of AutoZone shall be affected by lockouts, strikes, riots, war, fire, civil insurrection, flood, earthquake or any other casualty or cause beyond AutoZone’s control, which might reasonably tend to impede or delay the reception, handling, inspecting, processing or marketing of the goods covered by an order by AutoZone, its agents or employees, AutoZone may, at its option, cancel all or any part of the undelivered order by giving written notice to Vendor which notice shall be effective upon mailing.
5. Set-off. All claims for money due to vendor and/or to become due from AutoZone shall be subject to deduction by AutoZone for any set-off or counterclaim arising out of any order or other agreement with Vendor.
6. Withholding: AutoZone shall have the right to withhold from payment to Vendor, an amount up to ten percent (10%) of the then present value of AutoZone’s inventory of products purchased from Vendor, against which Vendor credits owed to AutoZone may be taken. In the event of participation in Supplier Confirmed Receivable program, an additional withholding may be imposed to cover any future outstanding credits due AutoZone.
7. Assignment of Accounts: The Vendor shall provide AutoZone written notice of an assignment, factoring or other transfer of its rights to receive payments arising under this Agreement 30 days prior to such assignment, factoring or other transfer taking legal effect. Such written notice shall include the name and address of the assignee/transferee, date assignment is to begin and terms of the assignment, and shall be considered delivered upon receipt of such written notice by the AutoZone Warehouse Accounting Manager. Vendor shall be allowed to have only one assignment, factoring, or other transfer legally effective at any one point in time. No multiple assignments, factorings or other transfers by the Vendor shall be permitted. Vendor shall indemnify AutoZone against and hold AutoZone harmless from any and all lawsuits, claims, actions, damages (including reasonable attorney fees, obligations, liabilities end liens) arising or imposed in connection with the assignment, factoring, or other transfer of any account or right arising thereunder where the Vendor has not complied with the assignment notification requirements of this section. Vendor also releases and waives any right, claim or action against AutoZone for amounts due and owing under this Agreement where Vendor did not comply with the notice requirements of this section. Such notice shall be mailed directly to:
AutoZone Parts, Inc.
Warehouse Accounting Manager
Accounting Dept. 9010
P.O. Box 2198
Memphis. TN 38101
8. Performance Assignment: Vendor shall not assign the obligation to perform any order or any part thereof, and AutoZone shall not be obligated to accept a tender of performance by any assignee, unless AutoZone shall have previously expressly consented in writing to such an assignment.
9. Vendor agrees that any credit balance will be paid in cash to AutoZone upon written request.
10. Publicity: Vendor shall not refer to AutoZone or any company affiliated with AutoZone in publication form in connection with goods of services rendered by Vendor without prior written approval of AutoZone.
11. Validity: No finding that a part of an order or this Agreement is invalid or unenforceable shall affect the validity of any other part thereof.
12. Samples: All samples will be supplied to AutoZone on a [*] basis.
13. Safety & Health: As applicable, Vendor shall furnish AutoZone with Material Safety Data Sheets, including warnings and safety and health information concerning the products and/or the containers for such products sold hereunder. Vendor and AutoZone agree to comply with all applicable OSHA and EPA requirements concerning hazardous materials.
14. This Agreement shall be governed by the laws of the State of Tennessee without regard to its conflicts of laws principles. Jurisdiction and venue for any lawsuits related to this Agreement shall only be proper in Shelby County, Tennessee.
15. Vendor hereby grants AutoZone a perpetual license to use its part numbers and parts descriptions for AutoZone’s business purposes, including, but not limited to, AutoZone’s electronic catalogues and databases.
16. All notices shall be deemed received three days after it is sent by certified mail, return receipt requested, or when actually received by hand-delivery or overnight courier. All notices shall be sent to Vendor at aforementioned address as provided by Vendor on this Agreement or to AutoZone at the below address:
AutoZone Parts, Inc.
123 South Front Street, Dept 9009
Memphis, TN 38103
Attn: Executive VP, Merchandising
with a copy to the General Counsel at the same address, department 8074.
17. Country of Origin: All packaging and products must be compliant with all applicable federal, state and other laws and requirements as stipulated by the Federal Trade Commission (“FTC”) and other regulatory bodies. Pursuant to the Tariff Act of 1930 as amended (19 USCA 1304(2007)), U.S. Customs requires every item imported into the United States to be conspicuously and clearly marked to indicate its country of origin to the “ultimate purchaser”. Country of origin affects product admissibility, duty rate, anti-dumping and entitlement to special duty or trade preference programs.
Vendor must ensure that all of its packaging and product has correct country of origin information which is properly matched and marked in compliance with all applicable requirements and laws, Vendor represents and warrants that all packaging and labeling of products supplied under this Agreement are correct and comply with all laws and regulations. Vendor is responsible for and will reimburse AutoZone for any costs, expenses and other damages incurred by AutoZone (i) if product is improperly packaged or labeled or (ii) relating to any other Country of Origin issues.

[*] = CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
MotorCar Parts of America, Inc.

FMRev. 9/03	Date: 03/31/2009

AutoZone Parts, Inc.
Price [*]
Vendor shall [*]. In the event that prior to the final shipment under any order [*]. In the event AutoZone shall become entitled to [*]. The prices to AutoZone include all taxes whether or not set forth separately. If any manufacturer’s excise or other similar or different taxes are paid on the goods and if such tax, or any part thereof, is refunded to Vendor, then Vendor shall immediately pay AutoZone the amount of such refund. In the event that a court or regulatory agency or body finds that the prices on an order are in excess of that allowed by any law or regulation of any governmental agency, the prices shall be automatically revised to equal a price which is not in violation of said law or regulations. If AutoZone shall have made payment before it is determined that there has been a violation, Vendor shall promptly refund an amount of money equal to the difference between the price paid for the goods and price which is not in violation of said regulations.
In the event Vendor invoices AutoZone at a price that is different than the price agreed to by both parties, AutoZone will [*].
Notice Regarding Price Increases
AutoZone shall be given at least 90 days written notice prior to any price increase.
Indemnification
Vendor shall protect, defend, hold harmless and indemnify AutoZone from and against any and all claims, actions, liabilities, losses, costs and expenses, even if such claims are groundless, fraudulent or false, arising out of any actual or alleged infringement of any patent, trademark or copyright by any of Vendor’s products supplied to AutoZone hereunder, other than actions for infringement of trademarks owned by AutoZone that AutoZone directs to be used by Vendor on any products.
Vendor shall protect, defend, hold harmless and indemnify AutoZone from and against any and all claims, actions, liabilities, losses, costs and expenses, even if such claims are groundless, fraudulent or false, arising out of any allegation, finding, and/or determination that the products supplied to AutoZone hereunder are in violation of any law, ordinance, statute, rule, and/or regulation of the United States, Canada, Mexico or any state, province, territory or local government or any subdivision or agency thereof.
Vendor shall protect, defend, hold harmless and indemnify AutoZone from and against any and all claims, actions, liabilities, losses, costs and expenses, even if such claims are groundless, fraudulent or false, arising out of any allegation, finding, and/or determination that the Vendor has failed to either (i) provide AutoZone with all applicable regulatory requirements for all jurisdictions or (ii) notify AutoZone of jurisdictions where products are prohibited or restricted from sales.
Vendor shall defend, hold harmless and indemnify AutoZone from and against all suits, claims, losses, costs and expenses, even if such claims are groundless, fraudulent or false, arising out of any actual or alleged injury or death to any person, damage to any property or any other damage or loss, resulting in whole or in part from any alleged or actual defect in any products supplied to AutoZone by Vendor (including any display devices or pallets) including improper construction or design of said products or the failure of said merchandise to comply with Vendor’s specifications or warranties, or arising out of any law, governmental administrative order, rule or regulation. Vendor’s duties and obligations created herein shall not be limited by AutoZone’s extension of the Warranty to Customer as stated in this Agreement, except to the extent that AutoZone grants a warranty to its customers in excess of that agreed by the Vendor as stated in the Warranty to Customer.
In the event that a court of competent jurisdiction, arbitrator, or other neutral third party acceptable to both AutoZone and Vendor, finds comparative fault or negligence on the part of AutoZone with respect to any products delivered to AutoZone by Vendor, or as the parties may mutually agree, AutoZone shall reimburse Vendor for its pro-rata share of any losses, costs, fines and expenses that were incurred by Vendor including reasonable attorney’s fees and expenses of investigation.
If at anytime in the defense of a claim or suit, either party becomes aware of a conflict of interest between Vendor and AutoZone, it shall immediately notify the other party in writing specifically stating the nature of the conflict, and the facts in support of the finding of a conflict of interest. At that time AutoZone shall have the option of hiring its own counsel to represent its interests. Should AutoZone hire its own counsel due to a conflict of interest and should AutoZone be found by a court of competent jurisdiction, arbitrator, or other neutral third party acceptable to both Vendor and AutoZone to be without fault related to the product in question, then Vendor shall reimburse AutoZone for any and all costs and expenses that were incurred by AutoZone, including reasonable attorney’s fees and expenses of investigation.
AutoZone specifically reserves the right to hire its own counsel in any matter at its own cost and expense.
Statement of Conduct
AutoZone will strive to deal with Vendor in an open, honest manner at all times; AutoZone expects Vendor to do likewise. AutoZone does not allow gifts or other considerations to be provided to any AutoZone employees except where these are immaterial. Solicitation of a gift of any kind or value, or the acceptance of gifts in the form of cash or gift certificates in any amount is expressly forbidden, AutoZone generally discourages its employees from participating in sponsor contests, trips, recreational outings, etc., which accrue to the benefit of the employee. However, AutoZone recognizes that those can sometimes provide mutually beneficial business relationships, and such employees are expressly required to obtain permission from their direct superiors prior to participating.

[*]	=	CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
MotorCar Parts of America, Inc.
FMRev. 9/03
Date: 03/31/2009

AutoZone Parts, Inc.
By the execution of this Agreement, Vendor agrees to the representations stated above, and on the preceding pages. Vendor further agrees that AutoZone may rely on these representations in placing any purchase orders pursuant to information contained in this agreement.
Any changes to this Agreement must be in writing and executed by both parties.
The undersigned in represents and warrants to AutoZone that he/she is fully authorized to execute this agreement.

Contact 1
Vendor:	MotorCar Parts of America, Inc.			Name	John Foster
				Title	VP Marketing
By:	/s/ Selwyn Joffe	Date:	4/22/09	Address:	2929 California Street
	(Signature of Principal of the Company)				Torrance,
CA.,
Print		Title	CEO		90503
Name:	Selwyn Joffe				USA
				Phone	(800) 890-9988

AutoZone Parts, Inc.
Contact 2
By:	/s/ [*]	Date:	4/27/09	Name	Tom Sticker
	(Signature of Product Manager)			Title	VP Sales
				Address:	2929 California Street
Print					Torrance,
Name:	[*]				CA.,
90503
By:	/s/ [*]	Date:	4/27/09		USA
	(Signature of Company Officer)			Phone:	(800) 890-9988

Print				Contact 3
Name:	[*]			Name	Selwyn Joffe
				Title	CEO
				Address:	2929 California Street
By:	/s/ [*]	Date:	4/27/09		Torrance,
	(Signature of Company Officer)				CA.,
90503
Print					USA
Name:	[*]			Phone:	(800) 890-9988
SVP Merchandising

[*] = CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
MotorCar Parts of America, Inc.

FMRev. 9/03	Date: 03/31/2009